Exhibit 99.a(1)(j)

AMENDMENT NO. 9

TO FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

This Amendment No. 9 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”) amends, effective April 30, 2022, the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco V.I. International Growth Fund to Invesco V.I. EQV International Equity Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.            Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.            All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.            Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 30, 2022.

By:	/s/ Jeffrey H. Kupor

Names: Jeffrey H. Kupor

Title: Secretary, Senior Vice President and Chief Legal Officer

EXHIBIT 1

“SCHEDULE A

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Oppenheimer V.I. International Growth Fund	Series I Shares
Series II Shares

Invesco V.I. American Franchise Fund	Series I Shares
Series II Shares

Invesco V.I. American Value Fund	Series I Shares
Series II Shares

Invesco V.I. Balanced-Risk Allocation Fund	Series I Shares
Series II Shares

Invesco V.I. Capital Appreciation Fund	Series I Shares
Series II Shares

Invesco V.I. Conservative Balanced Fund	Series I Shares
Series II Shares

Invesco V.I. Core Bond Fund	Series I Shares
Series II Shares

Invesco V.I. Core Plus Bond Fund	Series I Shares
Series II Shares

Invesco V.I. Discovery Mid Cap Growth Fund	Series I Shares
Series II Shares

Invesco V.I. Diversified Dividend Fund	Series I Shares
Series II Shares

Invesco V.I. Equity and Income Fund	Series I Shares
Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund	Series I Shares
Series II Shares

Invesco V.I. Global Fund	Series I Shares
Series II Shares

Invesco V.I. Global Core Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Global Real Estate Fund	Series I Shares
Series II Shares

Invesco V.I. Government Money Market Fund	Series I Shares
Series II Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco V.I. Government Securities Fund	Series I Shares
Series II Shares

Invesco V.I. Growth and Income Fund	Series I Shares
Series II Shares

Invesco V.I. Global Strategic Income Fund	Series I Shares
Series II Shares

Invesco V.I. Health Care Fund	Series I Shares
Series II Shares

Invesco V.I. High Yield Fund	Series I Shares
Series II Shares

Invesco V.I. EQV International Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Main Street Fund®	Series I Shares
Series II Shares

Invesco V.I. Main Street Mid Cap Fund	Series I Shares
Series II Shares

Invesco V.I. Main Street Small Cap Fund®	Series I Shares
Series II Shares

Invesco V.I. Managed Volatility Fund	Series I Shares
Series II Shares

Invesco V.I. NASDAQ 100 Defined Outcome Fund – March	Series I Shares
Series II Shares

Invesco V.I. NASDAQ 100 Defined Outcome Fund – June	Series I Shares
Series II Shares

Invesco V.I. NASDAQ 100 Defined Outcome Fund – September	Series I Shares
Series II Shares

Invesco V.I. NASDAQ 100 Defined Outcome Fund – December	Series I Shares
Series II Shares

Invesco V.I. S&P 500 Index Fund	Series I Shares
Series II Shares

Invesco V.I. S&P 500 Defined Outcome Fund - March	Series I Shares
Series II Shares

Invesco V.I. S&P 500 Defined Outcome Fund – June	Series I Shares
Series II Shares

Invesco V.I. S&P 500 Defined Outcome Fund - September	Series I Shares
Series II Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco V.I. S&P 500 Defined Outcome Fund - December	Series I Shares
Series II Shares

Invesco V.I. Small Cap Equity Fund	Series I Shares
Series II Shares

Invesco V.I. Technology Fund	Series I Shares
Series II Shares

Invesco V.I. U.S. Government Money Portfolio	Series I Shares
Series II Shares

Invesco V.I. Value Opportunities Fund	Series I Shares
Series II Shares”